Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Rumble Inc. (the “Company”) for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Chris Pavlovski, Chief Executive Officer and Chairman of the Board of Directors of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2025	/s/ Chris Pavlovski
Chris Pavlovski
Chief Executive Officer and Chairman